                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14a INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement                [ ]  Confidential, for Use of the Commission
                                                     Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                              HOTELWORKS.COM, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                              HOTELWORKS.COM, INC.

                              201 ALHAMBRA CIRCLE
                          CORAL GABLES, FLORIDA 33134

                               November 14, 2000

Dear Shareholder:

     You are cordially invited to attend our 2000 Annual Meeting of Shareholders, which will be held at 10:00 a.m. on Tuesday, December 12, 2000, at the Hyatt Regency Coral Gables, 50 Alhambra Plaza, Coral Gables, Florida.

     At the Annual Meeting, you will be asked to elect three persons to the Board of Directors and to ratify the appointment of BDO Seidman LLP as our independent public accountants for the year ending December 31, 2000. The accompanying Notice of Annual Meeting of Shareholders and Proxy Statement describe in more detail the matters to be presented at the Annual Meeting.

     The Board of Directors recommends that you vote in favor of the election of the nominated Directors and the ratification of the appointment of BDO Seidman LLP as our independent public accountants.

     Please take this opportunity to become involved in the affairs of your company. Whether or not you expect to be present at the meeting, please complete, date, sign and mail the enclosed proxy card in the envelope provided. Returning the proxy card does NOT deprive you of your right to attend the meeting and vote your shares in person. If you attend the meeting, you may withdraw your proxy and vote your own shares.

                                           Sincerely,

                                           Leonard Parker Sig
                                           Leonard F. Parker
                                           Chairman of the Board of
                                           Directors & Secretary

                              HOTELWORKS.COM, INC.

                              201 ALHAMBRA CIRCLE
                          CORAL GABLES, FLORIDA 33134

                             ---------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                        TO BE HELD ON DECEMBER 12, 2000

To our Shareholders:

     The 2000 Annual Meeting of Shareholders of Hotelworks.com, Inc. will be held at 10:00 a.m. on Tuesday, December 12, 2000, at the Hyatt Regency Coral Gables, 50 Alhambra Plaza, Coral Gables, Florida, for the purpose of considering and acting upon the following:

        1. Election of three members to our Board of Directors to hold office until our 2003 Annual Meeting or until their successors are duly elected and qualified;

        2. Ratification of the appointment of BDO Seidman LLP as our independent public accountants; and

          3. Any other matters that properly come before the meeting.

     The Board of Directors is not aware of any other business scheduled for the Annual Meeting. Any action may be taken on the foregoing proposals at the Annual Meeting on the date specified above, or on any date or dates to which the Annual Meeting may be adjourned.

     Shareholders of record at the close of business on November 6, 2000 are entitled to notice of, and to vote at, the meeting or at any postponements or adjournments of the meeting.

                                          By Order of the Board of Directors,

                                          Leonard Parker Sig
                                          Leonard F. Parker
                                          Chairman of the Board of Directors &
                                          Secretary

Miami, Florida
November 14, 2000

                             YOUR VOTE IS IMPORTANT
IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING IN PERSON, PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY OR PROXIES, AS THE CASE MAY BE, AS SOON AS POSSIBLE IN THE ENCLOSED POSTAGE PRE-PAID ENVELOPE.

                               TABLE OF CONTENTS

                                                              PAGE
                                                              ----
About the Meeting...........................................    1
     What is the purpose of the Annual Meeting?.............    1
     Who is entitled to vote at the meeting?................    1
     Who can attend the meeting?............................    1
     What constitutes a quorum?.............................    1
     How do I vote?.........................................    1
     Can I change my vote after I return my proxy card?.....    2
     What are the Board's recommendations?..................    2
     What vote is required to approve each proposal?........    2
     Who pays for the preparation of the proxy?.............    2
Stock Ownership.............................................    3
     Who are the largest owners of our stock and how much
      stock do our directors and executive officers own?....    3
Proposal 1 -- Election of Directors.........................    4
Board of Directors Committees...............................    6
Compensation of Executive Officers and Directors............    7
Report on Executive Compensation............................   10
Report of the Audit Committee...............................   11
Certain Relationships and Related Transactions..............   12
Performance Graph...........................................   13
Section 16(a) Beneficial Ownership Reporting Compliance.....   14
Proposal 2 -- Ratification of the Appointment of Independent
  Auditors..................................................   14
Other Business..............................................   14
Shareholder Proposals for the 2001 Annual Meeting...........   15

                              HOTELWORKS.COM, INC.
                      2000 ANNUAL MEETING OF SHAREHOLDERS

                             ---------------------

                                PROXY STATEMENT

                             ---------------------

     This proxy statement contains information related to our Annual Meeting of Shareholders to be held on Tuesday, December 12, 2000, beginning at 10:00 a.m., at the Hyatt Regency Coral Gables, 50 Alhambra Plaza, Coral Gables, Florida, and at any adjournments or postponements thereof. The approximate date that this Proxy Statement, the accompanying Notice of Annual Meeting and the enclosed Form of Proxy are first being sent to shareholders is November 14, 2000. You should review this information in conjunction with our 2000 Annual Report to Shareholders which accompanies this proxy statement.

                               ABOUT THE MEETING

WHAT IS THE PURPOSE OF THE ANNUAL MEETING?

     At the Annual Meeting, shareholders will vote on the election of directors and ratification of the appointment of our independent public accountants. In addition, we will report on our performance and respond to questions from our shareholders.

WHO IS ENTITLED TO VOTE AT THE MEETING?

     Only shareholders of record at the close of business on the record date, November 6, 2000, are entitled to receive notice of the Annual Meeting and to vote shares of our common stock that they held on that date at the meeting, or any postponements or adjournments of the meeting. Each outstanding share of common stock entitles its holder to cast one vote on each matter to be voted upon.

WHO CAN ATTEND THE MEETING?

     All shareholders as of the record date, or their duly appointed proxies, may attend. If your shares are held in the name of your broker or bank, you will need to bring evidence of your stock ownership, such as your most recent brokerage statement, and valid picture identification.

WHAT CONSTITUTES A QUORUM?

     The presence at the meeting, in person or by proxy, of the holders of a majority of all of the shares of common stock outstanding on the record date will constitute a quorum, permitting the meeting to conduct its business. As of the record date, November 6, 2000, 14,812,867 shares of our common stock were outstanding. Proxies received but marked as abstentions and broker non-votes will be included in the calculation of the number of shares considered to be present at the meeting but will not be counted as votes cast "for" or "against" any given matter.

     If less than a majority of outstanding shares entitled to vote are represented at the meeting, a majority of the shares present at the meeting may adjourn the meeting to another date, time or place, and notice need not be given of the new date, time or place if the new date, time or place is announced at the meeting before an adjournment is taken.

HOW DO I VOTE?

     If you complete and properly sign the accompanying proxy card and return it to us, it will be voted as you direct. If you are a registered shareholder and you attend the meeting, you may deliver your completed proxy card in person. "Street name" shareholders who wish to vote at the meeting will need to obtain a proxy from the institution that holds their shares.

CAN I CHANGE MY VOTE AFTER I RETURN MY PROXY CARD?

     Yes. Even after you have submitted your proxy, you may change your vote at any time before the proxy is exercised by filing with our Secretary either a notice of revocation or a duly executed proxy bearing a later date. The powers of the proxy holders will be suspended if you attend the meeting in person and so request, although attendance at the meeting will not by itself revoke a previously granted proxy.

WHAT ARE THE BOARD'S RECOMMENDATIONS?

     Unless you give other instructions on your proxy card, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of our Board of Directors. The recommendation of the Board of Directors is set forth with the description of each proposal in this proxy statement. In summary, the Board of Directors recommends a vote:

     - FOR the election of the nominated slate of directors;

     - FOR the ratification of the appointment of BDO Seidman LLP as our independent public accountants.

     The Board of Directors does not know of any other matters that may be brought before the meeting nor does it foresee or have reason to believe that the proxy holders will have to vote for substitute or alternate Board of Directors nominees. In the event that any other matter should properly come before the meeting or any Board of Directors nominee is not available for election, the proxy holders will vote as recommended by the Board of Directors or, if no recommendation is given, in accordance with their best judgment.

WHAT VOTE IS REQUIRED TO APPROVE EACH PROPOSAL?

     ELECTION OF DIRECTORS. The affirmative vote (either in person or by proxy) of a plurality of the votes cast at the meeting is required for the election of directors. This means that candidates who receive the highest number of votes are elected. Abstentions and broker non-votes are not votes cast and are not counted in determining whether a nominee is elected. A properly executed proxy marked "WITHHOLD AUTHORITY" with respect to the election of one or more directors will not be voted with respect to the director or directors indicated, although it will be counted for purposes of determining whether there is a quorum. Shareholders do not have the right to cumulate their votes for directors.

     OTHER PROPOSALS. For each other proposal, the affirmative vote of a majority of the votes cast at the meeting (either in person or by proxy) will be required for approval. Abstentions and broker non-votes are treated as shares present or represented and entitled to vote on such matters and thus have the same effect as negative votes. A properly marked "ABSTAIN" with respect to any such matter will not be voted, although it will be counted for purposes of determining whether there is a quorum.

     If you hold your shares in "street name" through a broker or other nominee, your broker or nominee may not be permitted to exercise voting discretion with respect to some of the matters to be acted upon. Thus, if you do not give your broker or nominee specific instructions, your shares may not be voted on those matters and will not be counted in determining the number of shares necessary for approval. Shares represented by such "broker non-votes" will, however, be counted in determining whether there is a quorum.

WHO PAYS FOR THE PREPARATION OF THE PROXY?

     We will pay the cost of preparing, assembling and mailing the proxy statement, notice of meeting and enclosed proxy card. In addition to the use of mail, our employees may solicit proxies personally and by telephone. Our employees will receive no compensation for soliciting proxies other than their regular salaries. We may request banks, brokers and other custodians, nominees and fiduciaries to forward copies of the proxy material to the beneficial owners of our common stock and to request authority for the execution of proxies and we may reimburse such persons for their expenses incurred in connection with these activities.

     Our principal executive offices are located at 201 Alhambra Circle, Coral Gables, Florida 33134 and our telephone number is (305) 774-3200. A list of shareholders entitled to vote at the Annual Meeting will be available at our offices for a period of ten days prior to the meeting and at the meeting itself for examination by any shareholder.

                                STOCK OWNERSHIP

WHO ARE THE LARGEST OWNERS OF OUR STOCK AND HOW MUCH STOCK DO OUR DIRECTORS AND EXECUTIVE OFFICERS OWN?

     Our voting securities outstanding on November 6, 2000 consisted of 14,812,867 shares of common stock. The following table sets forth information concerning ownership of the common stock, as of November 6, 2000, by (i) each director, (ii) our executive officers named in the "Executive Compensation" below, (iii) all directors, and executive officers as a group, and (iv) each person who, to the knowledge of management, owned beneficially more than 5% of the common stock. Unless otherwise indicated, the address of each person listed below is 201 Alhambra Circle, Coral Gables, Florida 33134.

                                                                 COMMON STOCK
BENEFICIAL OWNER(1)                                           BENEFICIALLY OWNED   PERCENT OF CLASS(2)
-------------------                                           ------------------   --------------------
Leonard F. Parker(3)........................................        281,667                1.9%
Douglas A. Parker(4)........................................        615,284                4.2%
Richard A. Bartlett(5)......................................        239,833                1.6%
  c/o Resource Holdings Associates, L.P.
  520 Madison Avenue, 40th Floor
  New York, New York 10022
Louis K. Adler(6)...........................................        106,667                  *
  910 Travis Street, Suite 1950
  Houston, Texas 77002-5810
George Asch(7)..............................................        106,667                  *
  c/o Gray Seifert & Company, Inc.
  380 Madison Avenue
  New York, New York 10022
John F. Wilkens(8)..........................................          9,333                  *
Robert A. Berman(9).........................................        554,635                3.7%
  2 River Road
  Woodridge, New York 12789
Howard G. Anders(10)........................................         50,000                  *
  c/o Brennan Enterprises
  575 Madison Avenue
  Suite 1006
  New York, New York 10022
All Executive Officers and Directors as a group (6
  persons)(11)..............................................      1,359,451                9.2%

---------------

   * Less than 1%
 (1) Except as outlined herein, the persons named in the table, to our knowledge, have sole voting and dispositive power with respect to all shares shown as beneficially owned by them, subject to community property laws where applicable and the information contained in the footnotes hereunder.
 (2) Calculations assume that all options and warrants which are presently exercisable or exercisable within 60 days have been exercised.
 (3) Consists of (a) 265,000 shares of common stock held individually by Mr. Leonard Parker, and (b) 16,667 shares of common stock issuable upon exercise of presently exercisable options to purchase common stock at an exercise price of $3 per share currently held by Mr. Leonard Parker.
 (4) Consists of (a) 512,617 shares of common stock held individually by Mr. Douglas Parker, (b) 65,000 shares of common stock issuable upon exercise of presently exercisable options to purchase common stock at an exercise price of $6.75 per share, (c) 21,000 shares of common stock issuable upon exercise of presently exercisable options to purchase common stock at an exercise price of $12 per share, and (d) 16,667 shares of common stock issuable upon exercise of presently exercisable options to purchase common stock at an exercise price of $3 per share currently held by Mr. Douglas Parker.
 (5) Consists of (a) 108,166 shares of common stock owned individually by Mr. Bartlett, (b) 100,000 shares of common stock underlying an option to purchase shares of common stock at an exercise price of $2.00 per share, (c) 15,000 shares of common stock issuable upon exercise of presently exercisable options to purchase shares of common stock at an exercise price of $2.75 per share, (d) 10,000 shares of common stock issuable upon exercise of presently exercisable options to purchase shares of common stock at an exercise price of $6.125 per share, and (e) 6,667 shares of common stock issuable upon exercise of presently exercisable options to purchase shares of common stock at an exercise price of $9.50 per share currently held by Mr. Bartlett.
 (6) Consists of (a) 75,000 shares of common stock held individually by Mr. Adler, (b) 15,000 shares of common stock issuable upon exercise of presently exercisable options to purchase shares of common stock at an exercise price of $2.75 per share, (c) 10,000 shares of common stock issuable upon exercise of presently exercisable options to purchase shares of common stock at an exercise price of $6.125 per share, and (d) 6,667 shares of common stock issuable upon exercise of presently exercisable options to purchase shares of common stock at an exercise price of $9.50 per share held by Mr. Adler.
 (7) Consists of (a) 75,000 shares of common stock held individually by Mr. Asch, (b) 15,000 shares of common stock issuable upon exercise of presently exercisable options to purchase shares of common stock at an exercise price of $2.75 per share, (c) 10,000 shares of common stock issuable upon exercise of presently exercisable options to purchase shares of common stock at an exercise price of $6.125 per share, and (d) 6,667 shares of common stock issuable upon exercise of presently exercisable options to purchase shares of common stock at an exercise price of $9.50 per share held by Mr. Asch.
 (8) Consists of (a) 3,000 shares of common stock issuable upon exercise of presently exercisable options to purchase shares of common stock at an exercise price of $10.25 per share, (b) 3,000 shares of common stock issuable upon exercise of presently exercisable options to purchase shares of common stock at an exercise price of $8.94 per share, and (c) 3,333 shares of common stock issuable upon exercise of presently exercisable options to purchase shares of common stock at an exercise price of $3.00 per share held by Mr. Wilkens.
 (9) As of May 1, 2000 consisted of 554,635 shares of common stock held individually by Mr. Berman. Mr. Berman served as our Chairman of the Board, Chief Executive Officer and a Director until September 1999, when he agreed with us as to a termination of his position as Chief Executive Officer and effective November 1, 1999, he resigned as Chairman of the Board and a Director. In connection with the preparation of our Form 10-K/A, filed on May 1, 2000, Mr. Berman provided the share ownership information provided in this table.
(10) Consists of 50,000 shares of common stock held individually by Mr. Anders.
(11) See notes (3) -- (8) above.

                      PROPOSAL 1 -- ELECTION OF DIRECTORS

     Our Amended and Restated By-Laws currently provide that the number of directors constituting the entire Board shall consist of not less than three nor more than fifteen members. Currently, the Board has fixed the number of directors at five. Our Certificate of Incorporation and Amended and Restated By-Laws further provide that directors shall be divided into three classes (Class I, Class II and Class III) serving staggered three-year terms, with each class to have as nearly equal a number of directors as the other classes.

DIRECTORS STANDING FOR ELECTION FOR TERMS EXPIRING IN 2003

     The Board has nominated each of Louis K. Adler, George C. Asch and Richard
A. Bartlett for election as a Class II director for a term expiring at our 2003 Annual Meeting of Shareholders and until his successor is elected and qualified. Our director nominees are currently serving as our directors and their terms expire at the Annual Meeting. We expect that our director nominees will be available for election, but if any of them shall become unavailable to stand for election at any time before the Annual Meeting, the proxies may be voted for a substitute nominee selected by the Board of Directors.

REQUIRED VOTE

     Directors shall be elected by a plurality of the votes cast, in person or by proxy, at the Annual Meeting. A properly executed proxy marked "Withhold Authority" with respect to the election of one or more Directors will not be voted with respect to the director(s) indicated, but will be counted for purposes of determining whether there is a quorum.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE ELECTION
           AS DIRECTORS OF THE NOMINEES NAMED IN THIS PROXY STATEMENT

DIRECTORS STANDING FOR ELECTION

CLASS II DIRECTORS

     The following table sets forth, for the Class II directors standing for election at the Annual Meeting, the year each director was first elected, the position currently held by each director with us, the year each director's term will expire (if not reelected) and the class of director of each director.

                                                                      YEAR FIRST
                                                     CLASS OF          ELECTED                 YEAR TERM
NAME                                                 DIRECTOR   AGE    DIRECTOR    POSITION   WILL EXPIRE
----                                                 --------   ---   ----------   --------   -----------
Louis K. Adler.....................................     II      65       1996      Director      2000
George C. Asch.....................................     II      63       1996      Director      2000
Richard A. Bartlett................................     II      43       1996      Director      2000

     LOUIS K. ADLER has been a director of ours since September 1996. Mr. Adler has been a private investor for over five years in Houston, Texas. He has been Chairman of the Board and President of Bancshares, Inc. (Houston, TX) since 1973; Vice Chairman of the Board since 1992 and was a director of Luther's Bar-B-Q, Inc., a group of twenty restaurants in Texas, Louisiana and Colorado, from 1988 to 1998; was a director, Secretary and Treasurer of Warwick Communications, Inc. from 1993 to 1998; and was a director and member of the compensation committee of Executone Information Systems, Inc. from 1997 to 1999.

     GEORGE C. ASCH has been a director of ours since September 1996. Since September 1994, Mr. Asch has been a Vice President of Gray, Seifert and Co., Inc., an investment management company which became a wholly-owned independent subsidiary of Legg Mason, Inc. in April 1994. For 25 years prior to joining Gray Seifert and Co., Inc. in August 1990, Mr. Asch served as President of a manufacturing company.

     RICHARD A. BARTLETT has been a director of ours since September 1996. Mr. Bartlett is a Managing Director of Resource Holdings Limited, a private merchant banking firm in New York City. He specializes in legal aspects of mergers, acquisitions and other corporate restructurings. In that capacity, he sits and has sat on the board of various companies in which Resource Holdings Limited and its principals have made investments. From 1987 to 1993, he was a member of the Council of Foreign Relations and is a member of the New York State Bar. Mr. Bartlett received a law degree from Yale Law School and received his B.A. from Princeton University.

DIRECTORS CONTINUING IN OFFICE

CLASS I DIRECTOR

     The following Class I director was elected at our 1999 Annual Meeting of Shareholders for a term expiring at the 2002 Annual Meeting of Shareholders.

     LEONARD F. PARKER joined us in March 1997 as Chairman of the Board and a Director. In November 1997, he became Chairman Emeritus of the Board of Directors. In November 1999, he became our Chairman of the Board of Directors and Secretary. Leonard Parker founded The Leonard Parker Company in 1969. Mr. Parker is a graduate of Tulane University and served in the United States Air Force. Prior to founding the Leonard Parker Company, Mr. Parker was employed from 1950 by Maxwell Company, an interior design and furnishing company. Mr. Parker is a member of the board of directors of Douglas Gardens Home for the Aged. Leonard Parker is the father of Douglas Parker, a director and Chief Executive Officer of ours.

CLASS III DIRECTOR

     The following Class III director was elected at our 1998 Annual Meeting of Shareholders for a term expiring at the 2001 Annual Meeting of Shareholders.

     DOUGLAS A. PARKER joined us in March 1997 as President--Purchasing Division and a Director. In November 1997, he became the President and a Director and in September 1999, he became the Chief Executive Officer. Mr. Parker is also President of the Leonard Parker Company. Mr. Parker, a graduate of Tulane University, has been with the Leonard Parker Company for 17 years. Mr. Parker is responsible for the development of the overseas offices in Johannesburg, South Africa, Amsterdam, The Netherlands and Dubai, coordinating the international operations and sales, as well as vendor and client relationships. Mr. Parker was a director of Shelby Williams Industries, Inc. from 1997 to 1999. Douglas Parker is the son of Leonard Parker.

EXECUTIVE OFFICERS

     The following table and paragraph set forth information regarding our executive officers who are not directors.

NAME                                                          AGE            POSITION
----                                                          ---            --------
John F. Wilkens.............................................  42    Vice President & Treasurer

     JOHN WILKENS has been our Vice President and Treasurer since October 1997. Prior to joining us, Mr. Wilkins was Vice President and Chief Financial Officer of Metro Creative Graphics, Inc. from January 1992 to October 1997. Mr. Wilkens received his Bachelors and Masters degrees from Hofstra University and is a certified public accountant licensed in the State of New York.

                         BOARD OF DIRECTORS COMMITTEES

     During the fiscal year ended December 31, 1999, the Board of Directors held a total of eight meetings and took a number of actions by unanimous written consent. During 1999, no director attended fewer than 75% of the aggregate of
(i) the number of meetings of the Board of Directors held during the period he served on the Board, and (ii) the number of meetings of committees of the Board of Directors held during the period he served on such committees. The Board of Directors has established standing Audit and Compensation Committees.

     The Audit Committee currently consists of Messrs. Adler, Asch and Bartlett. Mr. Bartlett was appointed to the Audit Committee by the Board of Directors on June 12, 2000, and has served since that date. All members of the audit committee are independent, in accordance with the existing requirements of the American Stock Exchange. The Audit Committee held one meeting during the year ended December 31, 1999. The duties and responsibilities of the Audit Committee include (i) recommending to the Board of Directors the appointment of our auditors and any termination of engagement, (ii) reviewing the plan and scope of audits, (iii) reviewing our significant accounting policies and internal controls and (iv) having general responsibility for all audit related matters. The Board of Directors has adopted a new written charter for the Audit Committee effective June 12, 2000. A copy of the new written charter is included in this proxy statement as Appendix A.

     The Compensation Committee currently consists of Messrs. Adler, Asch and Bartlett. The Compensation Committee held one meeting during the year ended December 31, 1999. The Compensation Committee exercises shared power with the Board of Directors with respect to (i) the grant of options under the 1999 Stock Option Plan; and (ii) the compensation and benefits of all of our officers.

                COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS

EXECUTIVE COMPENSATION

     The following table sets forth, for the years ended December 31, 1999, 1998 and 1997, the aggregate compensation awarded to, earned by or paid to the following named executive officers during each of such years: Douglas A. Parker our Chief Executive Officer, (ii) Robert A. Berman, our Former Chief Executive Officer, (iii) Leonard F. Parker, our Chairman of the Board and Secretary, (iv) John F. Wilkens, our Vice President and Treasurer, and (v) Howard G. Anders, our Former Chief Financial Officer, Executive Vice President and Secretary. None of our other executive officers received compensation in excess of $100,000 in the fiscal years ended December 31 of each of 1999, 1998 and 1997.

                           SUMMARY COMPENSATION TABLE

                                             ANNUAL COMPENSATION                   LONG-TERM COMPENSATION
                                    --------------------------------------   ----------------------------------
                                                                                     AWARDS             PAYOUTS
                                                                             -----------------------    -------
                                                                             RESTRICTED
                                                                               STOCK      SECURITIES
                                                BONUS      OTHER ANNUAL        AWARDS     UNDERLYING     LTIP        ALL OTHER
NAME AND PRINCIPAL POSITION  YEAR   SALARY($)    ($)    COMPENSATION($)(1)      ($)       OPTIONS(#)    PAYOUTS   COMPENSATION($)
---------------------------  ----   ---------   -----   ------------------   ----------   ----------    -------   ---------------
Douglas A. Parker(2).......  1999   $255,000     --            --               --               --       --            --
                             1998   $250,000     --            --               --               --       --            --
                             1997   $175,000     --            --               --          100,000(7)    --            --
Robert A. Berman(3)........  1999   $192,220     --            --               --               --       --            --
                             1998   $300,000     --            --               --               --       --            --
                             1997   $161,000     --            --               --          160,000(8)    --            --
Leonard F. Parker(4).......  1999   $250,000     --            --               --               --       --            --
                             1998   $250,000     --            --               --               --       --            --
                             1997   $250,000     --            --               --               --       --            --
John F. Wilkens(5).........  1999   $176,012     --            --               --               --       --            --
                             1998   $125,000     --            --               --            7,500(9)    --            --
                             1997   $ 25,000     --            --               --            5,000(10)   --            --
Howard G. Anders(6)........  1999   $197,335     --            --               --               --       --            --
                             1998   $225,000     --            --               --               --       --            --
                             1997   $215,000     --            --               --           15,000(11)   --            --

---------------

 (1) Perquisites and other personal benefits, securities or property to each executive officer did not exceed the lesser of $50,000 or 10% of such executive's salary and bonus.
 (2) Mr. Douglas Parker joined us in March 1997 as President -- Purchasing Division and a Director. He became our President in November 1997 and our Chief Executive Officer in September 1999.
 (3) Mr. Berman joined us in March 1997 as the President, Chief Executive Officer and a Director. In November 1997, he also became the Chairman of the Board. In September 1999, he agreed with us as to a termination of his position as Chief Executive Officer and effective November 1, 1999, he resigned as Chairman of the Board and a Director.
 (4) Mr. Leonard Parker joined us in March 1997 as Chairman of the Board and a Director. In November 1997, he became Chairman Emeritus of the Board of Directors. In November 1999, he became Chairman of the Board of Directors and Secretary.
 (5) Mr. Wilkens joined us in October 1997 as Vice President and Treasurer. In November 1999 he also became our Principal Financial Officer and Principal Accounting Officer.
 (6) Mr. Anders joined us in October 1994 as Executive Vice President, Chief Operating Officer and a Director. In February 1996, he resigned as a Director of ours and became the Chief Financial Officer, Executive Vice President and Secretary. Effective November 9, 1999, Mr. Anders agreed with us as to a termination of his positions as Chief Financial Officer, Executive Vice President and Secretary.
 (7) Represents (a) options granted under our 1996 Stock Option Plan to purchase 65,000 shares of common stock at an exercise price of $6.75 per share, and
     (b) options granted under our 1996 Stock Option Plan to purchase 35,000 shares of common stock at an exercise price of $12 per share.

 (8) Represents options granted under our 1996 Stock Option Plan which have an exercise price of $12 per share.
 (9) Represents options granted under our 1996 Stock Option Plan which have an exercise price of $8.94 per share.
(10) Represents options granted under our 1996 Stock Option Plan which have an exercise price of $10.25 per share.
(11) Represents options granted under our 1996 Stock Option Plan which have an exercise price of $12 per share.

OPTION GRANTS IN LAST FISCAL YEAR

     There were no option/SAR grants to any of the named executive officers during the fiscal year ended December 31, 1999.

OPTIONS EXERCISED IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES

     The following table sets forth certain information regarding unexercised stock options held by the named executive officers as of December 31, 1999.

                                                                                                          VALUE OF
                                                                     NUMBER OF SECURITIES                UNEXERCISED
                                                                    UNDERLYING UNEXERCISED              IN-THE-MONEY
                                                                       OPTIONS AT FISCAL                  OPTIONS/
                             SHARES ACQUIRED                               YEAR-END                  AT FISCAL YEAR-END
NAME                           ON EXERCISE     VALUE REALIZED($)   EXERCISABLE/UNEXERCISABLE   EXERCISABLE/UNEXERCISABLE($)(1)
----                         ---------------   -----------------   -------------------------   -------------------------------
Douglas A. Parker(2).......          --                 --                57,333/ 42,667                        --
Robert A. Berman...........          --                 --                    --                                --
Leonard F. Parker..........          --                 --                    --                                --
John F. Wilkens(3).........          --                 --                 3,500/ 9,000                         --
Howard G. Anders(4)........      40,000             43,680               150,000/ 0                        411,250

---------------

(1) On December 31, 1999, the last reported sales price of the common stock on the American Stock Exchange was $5.00 per share.
(2) At December 31, 1999, Mr. Douglas Parker had been granted the following options to purchase common stock, which options were exercisable at year end: (a) options to purchase 14,000 shares of common stock at an exercise price of $12 per share, and (b) options to purchase 43,333 shares of common stock issuable upon exercise of presently exercisable options to purchase shares of common stock at an exercise price of $6.75 per share.
(3) At December 31, 1999, Mr. Wilkens had been granted the following options to purchase common stock, which options were exercisable at year end: (a) options to purchase 2,000 shares of common stock at an exercise price of $10.25 per share, and (b) options to purchase 1,500 shares of common stock at an exercise price of $8.94 per share.
(4) At December 31, 1999, Mr. Anders had been granted the following options to purchase common stock, which options were exercisable at year end: (a) options to purchase 50,000 shares of common stock at an exercise price of $1.275 per share, and (b) options to purchase 100,000 shares of common stock at an exercise price of $2.75 per share.

EMPLOYMENT AGREEMENTS AND SEVERANCE AGREEMENTS

     From March 1997 to September 1999, Robert Berman served as our Chief Executive Officer. We were party to a three-year employment agreement with Mr. Berman that commenced as of January 1, 1998. On September 30, 1999, we agreed with Mr. Berman to the termination of his employment with us. Mr. Berman resigned as Chairman of the Board effective November 1, 1999.

     We entered into a four-year employment agreement with Mr. Leonard Parker on January 9, 1997 with a base compensation of $250,000 per annum. Pursuant to such agreement, the salary for the final year of the agreement was paid in full at signing. Further, Mr. Leonard Parker has agreed not to compete with us during the term of the agreement and for a period of one year thereafter.

     We entered into a two-year employment agreement with Mr. Douglas Parker as of January 1, 1998. The term of the employment agreement may be renewed for one year periods by mutual agreement between Mr. Douglas Parker and us. The employment agreement provides for base compensation at the rate of $250,000 per annum plus an annual bonus determined by our Board of Directors in its sole discretion. In the event of a Change of Control (as defined in the employment agreement) which results in (i) the termination of Mr. Douglas Parker's services for any reason other than voluntary withdrawal or cause, (ii) the placement of Mr. Douglas Parker in a position of lesser stature than that of a senior executive officer of ours, (iii) a breach of certain provisions of Mr. Douglas Parker's employment agreement, or (iv) a requirement that Mr. Douglas Parker's principal duties be performed outside a 30 mile radius from the location at which Mr. Douglas Parker had performed his duties immediately prior to the change of control, then we must pay to Mr. Douglas Parker, as liquidated damages, a lump sum cash payment equal to 2.99 times his base salary (subject to certain limitations). The employment agreement also contains confidentiality and non-compete provisions during the term of the agreement and for a period of two years thereafter.

     From February 1996 to November 1999, Howard Anders served as our Chief Financial Officer, Executive Vice President and Secretary. We were party to a three-year employment agreement with Mr. Anders that commenced as of January 1, 1998. Effective November 9, 1999, Mr. Anders agreed with us as to a termination of his positions as Chief Financial Officer, Executive Vice President and Secretary.

     We entered into a three-year employment agreement with John F. Wilkens as of September 1, 1999. The employment agreement provides for base compensation at the rate of $184,000 per annum plus a one-time payment of $25,000 to compensate Mr. Wilkens for the cost of relocating to Florida. In the event of a Change of Control (as defined in the employment agreement) which results in either (i) a termination of the employment agreement for any reason other than just cause;
(ii) the placement of Mr. Wilkens in a position of lesser stature than that of executive and financial officer of ours; (iii) an assignment of duties to Mr. Wilkens that are inconsistent with that of an executive and financial officer or that would result in a significant change in the nature or scope of his powers;
(iv) treatment of Mr. Wilkens in derogation of his status as an executive and financial officer; (v) a breach by us of certain provisions of the employment agreement; or (vi) a requirement that Mr. Wilkens perform his duties outside of South Florida, Mr. Wilkens may terminate the employment agreement and, upon such termination, we must pay Mr. Wilkens, as liquidated damages, a lump sum cash payment equal to two times his base compensation.

DIRECTOR COMPENSATION

     Each non-employee director of ours receives a directors fee of $750 per board meeting. Such fees have not been paid to the directors for the fiscal year ended December 31, 1999. All directors are reimbursed for reasonable out-of-pocket expenses associated with travel to meetings of the our Board of Directors or committees thereof. Directors who are also employees of ours do not receive additional compensation for their services as directors.

     As more fully described below, non-employee directors are eligible to receive options under the our 1999 Stock Option Plan. The 1999 Plan provides for an automatic grant of an option to purchase 15,000 shares of common stock upon a person's election as a non-employee director of ours. Thereafter, the directors are granted options to purchase an additional 10,000 shares of common stock in April of each year.

                        REPORT ON EXECUTIVE COMPENSATION

     Our Compensation Committee of the Board of Directors is responsible for establishing and administering our executive compensation programs. The committee is comprised entirely of non-employee directors. The committee has reviewed and is in accord with the compensation paid to executive officers for the fiscal year ended December 31, 1999.

     General Compensation Policy. The fundamental policy of the committee is to provide our executive officers with competitive compensation opportunities based upon their contribution to our development and financial success and upon their performance. The committee reviews the compensation structures of other companies similarly situated and establishes a compensation structure designed to attract highly qualified individuals while also recognizing our financial condition. This compensation structure involves three principal components: (i) a base salary established at the minimum level necessary to attract new management and to retain qualified individuals; (ii) a bonus opportunity based both on our overall performance and individually established goals; and (iii) equity incentives in the form of stock options.

     With this compensation structure, we have been able to attract executives who recognize that their success is tied to our future business performance and to their success in increasing shareholder value. For 2000 and future years, incentive compensation plans will be heavily weighted to reward superior operating performance, growth and profitability.

     Chief Executive Officer Compensation. Each of Mr. Berman's, while he was with us, and Mr. Douglas Parker's compensation package was negotiated with the committee to generally reflect the principles described above. The committee believes that each of Mr. Berman's, while he was with us, and Mr. Douglas Parker's compensation, including his salary and stock options, fell, for the fiscal year ended December 31, 1999, well within our compensation philosophy. See "Employment Agreements."

     Compliance with Internal Revenue Code Section 162(m). Section 162(m) of the Internal Revenue Code, enacted in 1993, generally disallows a tax deduction to publicly held companies for compensation exceeding $1 million paid to certain of the corporation's executive officers. The limitation applies only to compensation which is not considered to be performance based. The non-performance based compensation paid to our executive officers for the fiscal year ended December 31, 1999 did not exceed the $1 million per officer, nor is it expected that the non-performance based compensation to be paid to our executive officers for the fiscal year ended December 31, 2000 will exceed that limit. The 1999 Stock Option Plan is structured so that any compensation deemed made under that plan with an exercise price equal to the fair market value of the option shares on the grant date will qualify as performance based compensation which will not be subject to the $1 million limitation. Because it is very unlikely that the cash compensation payable to any of our executive officers in the foreseeable future will approach the $1 million limit, the committee has decided at this time not to take any other action to limit or restructure the elements of cash compensation payable to our executive officers. The committee will reconsider this decision should the individual compensation of any executive officer ever approach the $1 million level.

     Submitted by the Compensation Committee:

Louis K. Adler
George C. Asch
Richard A. Bartlett

                         REPORT OF THE AUDIT COMMITTEE

     The Audit Committee of the Board of Directors has reviewed and discussed our audited financial statements for the fiscal year ended December 31, 1999, with management, and has received the written disclosures and the letter from Arthur Anderson LLP, our independent auditors for the fiscal year ending December 31, 1999, required by Independence Standards Board Standard No. 1 (Independent Discussions with Audit Committee). The Audit Committee has discussed with the independent auditors our audited financial statements for the fiscal year ended December 31, 1999, the quality of our accounting principles and underlying estimates in our financial statements and the auditor's independence as required by Statement on Auditing Standards No. 61 of the Auditing Standards Board of the American Institute of Certified Public Accountants. Based on these discussions with Arthur Anderson LLP the Audit Committee members recommended unanimously to the Board of Directors that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 1999.

     Submitted by the Audit Committee:

Louis K. Adler
George C. Asch
Richard A. Bartlett

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     In May 1997, we entered into a joint venture with Apollo Real Estate Advisors II, L.P. and Watermark Investments Limited, LLC, which is affiliated with Robert A. Berman, our former Chairman and Chief Executive Officer, to identify, acquire, renovate, refurbish and sell hotel properties. We performed the renovation and procurement services for the properties purchased by the Apollo Joint Venture. In addition, we acquired a non-controlling equity interest in each of the entities formed to purchase such properties. As an inducement to enter into the Joint Venture Agreement, we issued to Apollo a seven-year warrant to purchase up to 750,000 shares of common stock at $8.115 per share. The warrant expires in 2004. The warrant was initially exercisable as to 250,000 shares and became exercisable as to the remaining 500,000 shares in increments of 100,000 shares for every $7,500,000 of incremental renovation revenue and purchasing fees we earned from the Apollo Joint Venture. The warrant contains price protection provisions and anti-dilution provisions that could result in the issuance of significantly more shares under certain circumstances. In September 1997, the Apollo Joint Venture acquired the Warwick Hotel in Philadelphia, Pennsylvania. Through March 31, 2000, we made cumulative capital contributions of approximately $791,000 to the joint venture operating entity that was formed to purchase the property. In March 1998, the Apollo Joint Venture acquired the Historic Inn in Richmond, Virginia. Through March 31, 2000, we made cumulative capital contributions of approximately $311,000 to the joint venture operating entity that was formed in connection with the purchase of the property. In September 1999, we decided to divest ourselves of our real estate investment and asset management business. Accordingly, we will not be making any further investments under the Apollo Joint Venture agreement. In addition, in October 2000, we entered into a Settlement Agreement and Mutual Release with Apollo, settling all claims regarding the Apollo Joint Venture. Pursuant to the settlement agreement, Apollo is obligated to return to us for cancellation the warrant to purchase 750,000 of common stock described above and we will issue 100,000 shares of common stock to Apollo.

     In connection with the Apollo Joint Venture, on April 10, 1997, we and Resource Holdings Limited, an entity of which Mr. Bartlett, a director of ours is the Managing Director, entered into a financial advisory agreement pursuant to which Resource Holdings agreed to assist us in connection with negotiations relating to the Apollo Joint Venture and to provide general financial advisory, strategic planning and acquisition advice to us. The agreement was subsequently renewed on February 1, 1998. In consideration for those services, we agreed to pay Resource Holdings 16 1/2% of certain distributions received by us from the Apollo Joint Venture, after certain distributions to the joint venture parties and returns on capital invested in each project in which the Apollo Joint Venture participates, and a monthly retainer of $10,000 per month through April 1999, when the engagement was terminated. No distributions were received by us from Apollo in 1999, 1998 or 1997. We also granted to Resource Holdings a five-year option to purchase 500,000 shares of common stock at an exercise price of $2.00 per share, options to purchase 300,000 of which remain outstanding and exercisable. On April 25, 2000, Resource Holdings distributed the remaining options to purchase 300,000 shares of common stock to its partners. Options to purchase 100,000 of those shares of common stock were distributed to Mr. Bartlett.

     In February 1998, we formed a wholly owned subsidiary, HWS Real Estate Advisory Group, Inc. to purchase the assets of Watermark's real estate advisory business, consisting primarily of contracts to perform future asset management and advisory services as well as certain equity interests in the Apollo Joint Venture. The purchase price for such business was $1,500,000. In September 1999, we decided to divest ourselves of our real estate investment and asset management business. On September 30, 1999, we and Watermark entered into a Termination Agreement whereby all agreements between the parties were terminated, and amongst other things, a payment by Watermark to us of $885,000 was made in December 1999.

     In 1998, we transferred $3,200,000 to Watertone Holdings LP, a firm managed by Watermark. This amount was repaid in full in 1998.

     On March 30, 1999, we, Watermark, Leonard Parker, a director of ours, Douglas Parker, our President and a director of ours, and certain members of the family of Leonard Parker and Douglas Parker entered into an agreement pursuant to which members of the Parker family agreed to sell to Watermark all remaining shares of the Leonard Parker Company preferred stock held by members of the Parker family and 1,397,000 shares of our common stock, constituting substantially all of the common stock held by members of the Parker family, no later than April 26, 1999. The agreement was amended in April 1999 to provide for a closing of the transactions contemplated by the agreement to occur no later than June 18, 1999. None of the transactions contemplated under the agreement have been consummated and the agreement was terminated on June 21, 1999.

     During 1998 and 1999, Robert A. Berman, our former Chairman of the Board and Chief Executive Officer purchased furniture from the Leonard Parker Company in the aggregate principal amount of $228,986. As of April 28, 2000, Mr. Berman owes the Leonard Parker Company $1,600 in connection with such purchase. The largest amount that Mr. Berman was indebted to the Leonard Parker Company in connection with such purchase was $88,750. Unrelated to the purchase of furniture, Mr. Berman was directly indebted to us during the fiscal years ended December 31, 1997 and 1998. The largest principal amount of such indebtedness was $640,000. In September 1998, Mr. Berman repaid such indebtedness in full.

     Mr. Anders was directly indebted to us during the fiscal year ended December 31, 1998. The largest principal amount of such indebtedness was $150,000. In September 1998, Mr. Anders repaid such indebtedness in full.

                               PERFORMANCE GRAPH

     The following graph indicates our total return to our shareholders for the period December 31, 1994 to December 31, 1999, as compared to the Standard & Poor's SmallCap 600 Index and the Standard & Poor's Lodging/Hotels Industry Index. The information contained in this graph is not necessarily indicative of our future performance.

                 COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN*
            AMONG HOTELWORKS.COM, INC., THE S & P SMALLCAP 600 INDEX
                       AND THE S & P LODGING-HOTELS INDEX
(HOTELWORKS.COM INC. GRAPH CHART)

                                                     HOTELWORKS.COM,
                                                          INC.                  S&P SMALLCAP 600           S&P LODGING-HOTELS
                                                     ---------------            ----------------           ------------------
12/94                                                    100.00                      100.00                      100.00
12/95                                                     62.50                      129.96                      118.19
12/96                                                    337.50                      157.67                      140.80
12/97                                                    656.25                      198.01                      197.03
12/98                                                    243.75                      203.41                      160.40
12/99                                                    250.00                      228.64                      160.39

* $100 invested on December 31, 1994 in stock or index including reinvestment of dividends. Fiscal year ending December 31.

            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires our directors and executive officers, and persons who own more than ten percent of our outstanding Common Stock, to file with the Securities and Exchange Commission, initial reports of ownership and reports of changes in ownership of Common Stock. Such persons are required by SEC regulation to furnish us with copies of all such reports.

     To our knowledge, based solely on a review of the copies of filings furnished to us and written or oral representations that no other reports were required, we believe that all of our directors and executive officers complied during 1999 with the reporting requirements of Section 16(a) of the Securities Exchange Act of 1934.

     PROPOSAL 2 -- RATIFICATION OF THE APPOINTMENT OF INDEPENDENT AUDITORS

     The firm of Arthur Anderson LLP served as our independent public accountants for the fiscal year ended December 31, 1999. On April 20, 2000, Arthur Anderson LLP notified us that effective immediately, they resign as our independent certified public accountants. Arthur Anderson LLP previously audited our consolidated financial statements for the fiscal year ended December 31, 1998. Their reports on such consolidated financial statements did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except for a modified opinion for the fiscal year ended December 31, 1999 relating to our ability to continue as a "going concern". Further, in connection with Arthur Anderson LLP's audit of our financial statements for the years ended December 31, 1998 and 1999 and through April 4, 2000, we had no disagreements with them on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to their satisfaction, would have caused them to make a reference to the subject matter of the disagreements in connection with their report on our consolidated statements for each of the years ending December 31, 1998 and 1999. The Board of Directors, on the recommendation of our audit committee, has selected BDO Seidman LLP as our independent public accountants for the 2000 fiscal year. One or more representatives of BDO Seidman LLP are expected to be present at the Annual Meeting. Such representatives will have the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions from shareholders.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE PROPOSAL TO RATIFY
                   THE APPOINTMENT OF BDO SEIDMAN LLP AS OUR
       INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2000.

                                 OTHER BUSINESS

     We know of no other business to be brought before the Annual Meeting. If, however, any other business should properly come before the Annual Meeting, the persons named in the accompanying proxy will vote proxies as in their discretion they may deem appropriate, unless they are directed by a proxy to do otherwise.

               SHAREHOLDER PROPOSALS FOR THE 2001 ANNUAL MEETING

     Any shareholder who intends to present a proposal at our 2001 Annual Meeting of Shareholders and who wishes to have their proposal included in our Proxy Statement for that meeting, must deliver the proposal to our Corporate Secretary in writing not later than July 13, 2001.

     After the July 13, 2001 deadline, a shareholder may present a proposal at our 2001 Annual Meeting of Shareholders if it is submitted to our Corporate Secretary at the address below no later than October 28, 2001. If timely submitted, the shareholder may present the proposal at the 2001 Annual Meeting of Shareholders, but we are not obligated to present the matter in our proxy materials.

     A shareholder wishing to recommend a candidate for election to the Board of Directors should send the recommendation and a description of the person's qualifications to our Corporate Secretary at the address below. A shareholder wishing to nominate a candidate for election to the Board of Directors is required to give written notice to the Corporate Secretary of his or her intention to make such a nomination. The notice of nomination must be received by our Corporate Secretary at the address below no later than October 28, 2001. The notice of nomination is required to contain certain information about both the nominee and the shareholder making the nomination as set forth in our bylaws. A nomination which does not comply with the above requirements will not be considered.

     Send all proposals or nominations to Leonard F. Parker, Chairman of the Board and Secretary, Hotelworks.com, Inc., 201 Alhambra Circle, Coral Gables, Florida 33134.

                                                                      APPENDIX A

                       CHARTER OF THE AUDIT COMMITTEE OF
                              HOTELWORKS.COM, INC.

PURPOSE AND SCOPE

     This Charter governs the operations of the Audit Committee (the "Committee") of the Board of Directors (the "Board") of HOTELWORKS, INC., a New York corporation (the "Company"). The purpose of the Committee is to assist the Board in fulfilling its responsibilities to oversee:

     - the financial reports and other financial information provided by the Company to any governmental or regulatory body, the public, or any other user of such financial statements;

     - the Company's systems of internal accounting and financial controls;

     - the independence and performance of the Company's outside auditors; and

     - compliance by the Company with any legal compliance and ethics programs as may be established by the Board and the Company's management from time-to-time.

     In fulfilling its obligations, the Committee shall maintain free and open communications between the Committee and the Company's:

     - independent auditors,

     - internal accounting staff, and

     - management.

     In discharging its oversight role, the Committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities, and personnel of the Company. The Committee is authorized to retain outside or special counsel, auditors, accounting or other consultants, experts, and professionals for this purpose.

     The Committee may request any officer or employee of the Company or the Company's outside counsel or independent auditors to attend a meeting of the Committee or to meet with any members of, or consultants or advisors to, the Committee.

     The Committee shall review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval. This Charter shall be published as an appendix to the Company's Proxy Statement for the Company's annual meeting of shareholders to the extent required by the rules and regulations of the Securities and Exchange Commission.

MEMBERS OF THE COMMITTEE

     The Committee shall be comprised of not less that three members of the Board. The members of the Committee shall meet all "independence" and qualification requirements of the rules and regulations of the American Stock Exchange, as such rules and regulations may be amended or supplemented from time-to-time. Accordingly, each member of the Committee must be a director who:

     - has no relationship to the Company that may interfere with the exercise of his or her independent judgment in carrying out the responsibilities of a director; and

     - is able to read and understand fundamental financial statements, including a company's balance sheet, income statement, and cash flow statement, or will become able to do so within a reasonable period of time after appointment to the Committee.

     In addition, at least one member of the Committee must have past employment experience in finance or accounting, professional certification in accounting, or other comparable experience or background that results in such individual's financial sophistication including, but not limited to, being or having been a chief executive officer, chief financial officer, or other senior officer with financial oversight responsibilities.

     Under exceptional and limited circumstances, however, one director who is not independent as defined in the rules and regulations of the American Stock Exchange and who is not a current employee or an immediate family member of an employee of the Company may serve as a member of the Committee, provided that:

     - the Board determines that membership by the individual on the Committee is required by the best interests of the Company and its shareholders, and

     - the Company complies with all other requirements of the rules and regulations of the American Stock Exchange with respect to non-independent members of the Committee, as such rules and regulations may be amended or supplemented from time-to-time.

KEY RESPONSIBILITIES AND PROCESSES

     The primary responsibility of the Committee is to oversee the Company's financial reporting process on behalf of the Board and to report the results of the Committee's activities to the Board. The Committee recognizes that management shall be responsible for preparing the Company's financial statements and the independent auditors shall be responsible for auditing those financial statements. The functions set forth below shall be the principal recurring activities of the Committee in carrying out its oversight function. In carrying out its responsibilities, however, the Committee shall remain flexible in order to best react to changing conditions and circumstances. The following functions are set forth as a guide with the understanding that the Committee may deviate from this guide and supplement these functions as the Committee deems appropriate under the circumstances.

          1. The Committee shall have a clear understanding with management and the independent auditors that the independent auditors are ultimately accountable to the Board and the Committee, as representatives of the Company's shareholders. The Committee and the Board shall have the ultimate authority and responsibility to select (or to nominate for shareholder approval) the independent auditors, to approve the fees to be paid to the independent auditors, to evaluate the performance of the independent auditors, and, if appropriate, to replace the independent auditors.

          2. The Committee shall discuss with management and the independent auditors the overall scope and plans for the audit, including the adequacy of staffing and the compensation to be paid to the independent auditors. The Committee also shall discuss with management and the independent auditors the adequacy and effectiveness of the Company's accounting and financial controls, including the Company's system to monitor and management business risk, as well as legal and ethical compliance programs. To the extent the Committee deems it to be necessary, the Committee shall meet separately with the internal accounting staff and the independent auditors, with or without management present, as well as the Company's Chief Financial Officer and other management personnel, to discuss the results of the Committee's examinations.

          3. The Committee shall:

        - ensure that the independent auditors submit annually a formal written statement delineating all relationships between the independent auditors and the Company, consistent with Independence Standards Board Standard No. 1, as such standard may be amended or supplemented from time to time;

        - discuss with the independent auditors any such relationships or services provided by the independent auditors and their impact on the objectivity and independence of the independent auditors; and

        - recommend that the Board take appropriate action to oversee the independence of the independent auditors.

          4. If so requested by the independent auditors or the Company's management, prior to the filing of the Company's Quarterly Report on Form 10-Q the Committee (as a whole or acting through the Committee chair) shall:

        - review the interim financial statements with management and the independent auditors, and

        - discuss the results of the quarterly review and any other matters required to be communicated to the Committee by the independent auditors under generally accepted auditing standards, including Statement of Auditing Standards ("SAS") No. 71, as such may be amended or supplemented from time to time.

          5. The Committee shall review with management and the independent auditors the financial statements to be included in the Company's Annual Report on Form 10-K (or the Annual Report to Shareholders if distributed prior to the filing of the Form 10-K), including the auditors' judgment about the quality, not just acceptability, of the Company's accounting principles, the consistency of the Company's accounting policies and their application, and the clarity and completeness of the Company's financial statements and related disclosures. The Committee also shall discuss the results of the annual audit and any other matters required to be communicated to the Committee by the independent auditors under generally accepted auditing standards, including SAS No. 61, as such may be amended or supplemented.

          6. The Committee shall prepare the report required by the rules of the Securities and Exchange Commission to be included in the Company's Proxy Statement to be delivered to shareholders in connection with the Company's annual meeting of shareholders.

          7. The Committee shall review with the independent auditors any problems or difficulties the auditors may have encountered and any management letter provided by the independent auditors and the Company's response to that letter. Such review should include:

        - any difficulties encountered in the course of the audit work, including any restrictions on the scope of activities or access to required information;

        - any changes required in the planned scope of the internal audit; and

        - the internal audit department responsibilities, budget, and staffing.

          8. The Committee shall review an analysis prepared by management and the independent auditors of significant financial reporting issues and judgments made in connection with the preparation of the Company's financial statements.

          9. The Committee shall meet periodically with management to review the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures.

          10. The Committee shall review major changes to the Company's auditing and accounting principles and practices as suggested by the independent auditors, internal auditors or management.

          11. The Committee shall obtain from the independent auditor assurance that Section 10A of the Securities Exchange Act of 1934 has not been implicated.

          12. The Committee shall advise the Board with respect to the Company's policies and procedures regarding compliance with applicable laws and regulations and with the Company's internal policies and procedures.

     With respect to the foregoing responsibilities and processes, the Committee recognizes that the Company's financial management, including its internal audit staff, as well as the independent auditors, have more time, knowledge, and more detailed information regarding the Company than do Committee members. Consequently, in discharging its oversight responsibilities, the Committee will not provide or be deemed to provide any expertise or special assurance as to the Company's financial statements or any professional certification as to the independent auditors' work. While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the independent auditors. Nor is it the duty of the Committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditors, or to assure compliance with laws and regulations and the Company's internal policies and procedures.

Dated: June 12, 2000

                              HOTELWORKS.COM, INC.

                               201 Alhambra Circle
                           Coral Gables, Florida 33134

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned holder of common stock of Hotelworks.com, Inc., a New York corporation (the "Company"), hereby appoints Douglas A. Parker and John F. Wilkens, and each of them, as proxies for the undersigned, each with full power of substitution, for and in the name of the undersigned to act for the undersigned and to vote, as designated on the reverse side of this proxy card, all of the shares of stock of the Company that the undersigned is entitled to vote at the Company's 2000 Annual Meeting of Shareholders, to be at 10:00 a.m. on Tuesday, December 12, 2000, at the Hyatt Regency Coral Gables, 50 Alhambra Plaza, Coral Gables, Florida, and at any adjournments or postponements thereof.

                 PLEASE DETACH AND MAIL IN THE ENVELOPE PROVIDED

[X]      PLEASE MARK YOUR VOTES AS IN THIS EXAMPLE.

1.       Election of Directors.

         [ ]  Vote for all Nominees Listed Below (except as written below)


         [ ]  Vote Withheld from all Nominees


         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF ALL THE DIRECTOR NOMINEES LISTED IN THIS PROPOSAL NO. 1.

                           NOMINEES:   Louis K. Adler
                                       George C. Asch
                                       Richard A. Bartlett

         (Instruction: To withhold authority for an individual nominee, write that nominee's name on the line provided below.)


         -----------------------------------------------------------------------

2. Ratification of the appointment of BDO Seidman LLP as our independent public accountants.

                [  ] For          [  ] Against         [  ] Abstain

3. In their discretion, upon such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE ELECTION OF ALL DIRECTOR NOMINEES LISTED HEREIN AND FOR THE RATIFICATION OF THE APPOINTMENT OF BDO SEIDMAN LLP AS OUR INDEPENDENT PUBLIC ACCOUNTANTS.

PLEASE MARK, SIGN AND DATE THIS PROXY CARD AND PROMPTLY RETURN IT IN THE ENVELOPE PROVIDED. NO POSTAGE IS NECESSARY IF MAILED WITHIN THE UNITED STATES.

         The undersigned hereby acknowledges receipt of (i) the Notice of Annual Meeting, (ii) the Proxy Statement, and (iii) the Company's 1999 Annual Report to Shareholders.

DATE
     -----------------------------

SIGNATURE
          -----------------------------

SIGNATURE (If held jointly)
                            -----------------------------


Note: Please sign exactly as your name appears hereon and mail it promptly even though you may plan to attend the meeting. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If partnership, please sign in the partnership name by authorized person.


                                       B-2